SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                      ---------------------
                            Form 8-K

                        CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  April 23, 1998

                        3D SYSTEMS CORPORATION
          (Exact Name of Registrant as Specified in Charter)

     Delaware                 0-22250                      95-4431352
(State of Other             (Commission                  (IRS Employer
Jurisdiction of             File Number)                Identification No.)
Incorporation)

                        26081 Avenue Hall
                    Valencia, California 91355
            (Address of Principal Executive Offices)

                         (805) 295-5600
                  (Registrant's Telephone Number)

ITEM  5.  OTHER EVENTS
          ------------
     Reference is made to the press release of Registrant, issued on April 23, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 23, 1998                          3D SYSTEMS CORPORATION


                                        By   /s/ Frank J. Spina
                                           ------------------------
                                             Frank J. Spina
                                             Vice President &
                                             Chief Financial Officer


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                             EXHIBIT INDEX

EXHIBITS                                                         PAGE NUMBER
--------                                                         -----------
99.1           Press Release dated April 23, 1998.                    5

                              News Release

CONTACT:                                            FOR IMMEDIATE RELEASE
Frank J. Spina
Vice President & Chief Financial Officer
805/295.5600,  Ext. 2216

Mary E. Woods
Investor Relations
805/295.5600,  Ext. 2508

              3D SYSTEMS ANNOUNCES FIRST QUARTER RESULTS

     VALENCIA, Calif., April 23, 1998--3D Systems Corporation (Nasdaq NNM:
TDSC) today reported first quarter net income of $354,388, or three cents a share, compared to $387,546 and three cents a share in last year's first quarter.
     Revenues for the quarter were $22.8 million, up slightly from $21.5 million a year ago.
     "Although sales increased only modestly from last year's level," said Arthur B. Sims, chairman and chief executive officer, "orders were up substantially over 1997's first quarter and ending backlog was considerably higher than reported at year end, although lower than the year-ago quarter.
     "Gross margins strengthened from both 1997's first and fourth quarters, and we are continuing to hold operating expenses under tight rein.
                                   (more)

     "The domestic sales climate, while still challenging, is showing signs of improvement," he said. "Our business in the Asia-Pacific region was strong. In Europe, we believe that we have opportunities for improved performance as our recent European reorganization takes hold, and we capitalize further on last year's EOS acquisition."
     3D Systems manufactures rapid product development systems that enable users to move from concept models to finished parts faster, at lower cost, and at higher quality than traditional methods. 3D's equipment fabricates solid objects using digital input from CAD/CAM/CAE computer systems, substantially reducing the time and costs of bringing new products to market. Major applications include concept modeling, rapid prototyping and rapid tooling for products in a wide range of industries including automotive, aerospace, medical, electronic and consumer product industries.
     Except for the historical information contained in this news release, the matters discussed include forward-looking statements that involve risks and uncertainties, including the availability and acceptance of new products, the impact of competitive products and pricing, the ability of the company to continue to contain expenses, dependence on key personnel, industry-wide domestic and international economic conditions, and other risks detailed in the company's Form 10-K for the year ended December 31, 1997.
                                ###
For current investor information, please call our shareholder communication service at 800-757-1799.

                          3D SYSTEMS CORPORATION
                       Consolidated Balance Sheets

                                                                  (Unaudited)
                                                     December 31,   March 27,
             ASSETS                                     1997          1998
                                                     -----------  -----------
Current assets:
  Cash and cash equivalents                          $12,694,831  $12,585,983
  Short-term investments                               3,498,265    2,999,063
  Accounts receivable, less allowances for doubtful
    accounts of $441,399 (1997) and $612,769 (1998)   23,618,237   23,588,973
  Current portion of lease receivables                 1,257,006    1,336,010
  Inventories                                         12,164,633   10,720,172
  Deferred tax assets                                  3,319,651    2,489,738
  Prepaid expenses and other current assets            2,305,163    2,680,404
                                                     -----------  -----------
         Total current assets                         58,857,786   56,400,343

Property and equipment, net                           16,895,011   16,314,664
Licenses and patent costs, net                         5,464,351    5,689,078
Deferred tax assets                                    3,971,000    3,971,000
Lease receivables, less current portion                3,944,462    4,216,916
Other assets                                           2,207,109    2,186,579
                                                     -----------  -----------
                                                     $91,339,719  $88,778,580
      LIABILITY AND STOCKHOLDERS' EQUITY             ===========  ===========

Current liabilities:
  Accounts payable                                   $ 4,885,831  $ 3,717,476
  Accrued liabilities                                  8,814,193    7,353,430
  Current portion of long-term debt                       95,000       95,000
  Customer deposits                                      238,248      291,314
  Deferred revenues                                    6,514,868    7,591,076
                                                     -----------  -----------
         Total current liabilities                    20,548,140   19,048,296

Other liabilities                                      1,491,534    1,499,107
Long-term debt, less current portion                   4,705,000    4,655,000
                                                     -----------  -----------
                                                      26,744,674   25,202,403
                                                     -----------  -----------
Stockholders' equity:
  Preferred stock, $.001 par value.  Authorized
    5,000,000 shares; none issued
  Common stock, $.001 par value. Authorized
    25,000,000 shares; issued 11,450,071 and
    outstanding 11,425,071 (1997) and issued
    11,477,985 and outstanding 11,252,985 (1998)          11,450       11,478
  Capital in excess of par value                      73,856,965   74,048,266
  Accumulated deficit                                 (8,897,605)  (8,543,217)
  Cumulative translation adjustment                     (210,827)    (400,409)
  Treasury stock, at cost, 25,000 shares (1997)
    and 225,000 shares (1998)                           (164,938)  (1,539,941)
                                                     -----------  -----------
        Total stockholders' equity                    64,595,046   63,576,177
                                                     -----------  -----------
                                                     $91,339,719  $88,778,580
                                                     ===========  ===========

                             3D SYSTEMS CORPORATION
                     Consolidated Statements of Operations
                                   (Unaudited)

                                                     Three Month Periods Ended
                                                       March 28,   March 27,
                                                         1997        1998
                                                     -----------  -----------
Sales:
  Products                                           $13,597,856  $14,527,349
  Services                                             7,860,956    8,309,008
                                                     -----------  -----------
        Total sales                                   21,458,812   22,836,357
                                                     -----------  -----------

Cost of sales:
  Products                                             7,287,392    7,891,600
  Services                                             5,502,589    5,555,809
                                                     -----------  -----------
        Total cost of sales                           12,789,981   13,447,409
                                                     -----------  -----------
Gross profit                                           8,668,831    9,388,948
                                                     -----------  -----------
Operating expenses:
  Selling, general and administrative                  6,390,691    6,638,532
  Research and development                             1,929,834    2,311,634
                                                     -----------  -----------
        Total operating expenses                       8,320,525    8,950,166

Income from operations                                   348,306      438,782

Interest income                                          351,048      178,885
Interest expense                                         (58,783)     (72,455)
                                                     -----------  -----------
Income before provision for income taxes                 640,571      545,212

Provision for income taxes                               253,025      190,824
                                                     -----------  -----------
Net income                                           $   387,546  $   354,388
                                                     ===========  ===========
Weighted average shares outstanding                   11,359,662   11,287,023
                                                     ===========  ===========
Net income per common share                          $       .03  $       .03
                                                     ===========  ===========
Weighted average shares outstanding and dilutive
  shares                                              11,757,504   11,536,702
                                                     ===========  ===========
Net income per common share assuming dilution        $       .03  $       .03
                                                     ===========  ===========